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                                                                    EXHIBIT 10.4

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                        MARKETING SPECIALISTS CORPORATION





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                          REGISTRATION RIGHTS AGREEMENT

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                           DATED AS OF MARCH 30, 2000




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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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
1.     DEFINITIONS...............................................................................................2


2.     REQUESTED REGISTRATION....................................................................................4

       2.1.   Request for Registration...........................................................................4
       2.2.   Underwriting.......................................................................................5

3.     MSC REGISTRATION..........................................................................................6

       3.1.   Notice of Registration.............................................................................6
       3.2.   Underwriting.......................................................................................6
       3.3.   Expenses of Registration...........................................................................7
       3.4.   Registration Procedures............................................................................7

4.     INDEMNIFICATION AND CONTRIBUTION.........................................................................10

       4.1.   Indemnities.......................................................................................10
       4.2.   Procedures........................................................................................11
       4.3.   Contribution......................................................................................12
       4.4.   Indemnification Payments..........................................................................12

5.     INFORMATION; LIMITATIONS; REPORTING, ETC.................................................................12

       5.1.   Information by Holder.............................................................................12
       5.2.   Rule 144 Reporting................................................................................13
       5.3.   Transfer of Registration Rights...................................................................13

6.     MISCELLANEOUS............................................................................................13

       6.1.   Assignment of Rights..............................................................................13
       6.2.   Enforcement.......................................................................................13
       6.3.   Severability of Provisions........................................................................14
       6.4.   Amendments........................................................................................14
       6.5.   Notices...........................................................................................14
       6.6.   Entire Agreement..................................................................................15
       6.7.   Governing Law.....................................................................................15
       6.8.   Waiver of Jury Trial, Consent to Jurisdiction, Service of Process, Other Forums...................15
       6.9.   Counterparts......................................................................................16
       6.10.  Descriptive Headings..............................................................................17



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                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated as of March 30, 2000 (the "AGREEMENT") is entered into by and between MARKETING SPECIALISTS CORPORATION, a Delaware corporation ("MSC") and FIRST UNION INVESTORS, INC., a North Carolina corporation, (together with its successors and registered assigns, the "PURCHASER").

                                    RECITALS:


         MSC and the Purchaser or its Affiliates have entered into a Credit Agreement dated as of the date hereof (as may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). In satisfaction of one of the conditions to closing set forth in the Credit Agreement, MSC and the Purchaser desire to provide hereunder for the registration of certain equity securities of MSC under the Securities Act upon the terms and conditions set forth herein.

         As a condition thereto and in consideration of the foregoing, MSC agreed to issue to the Purchaser Six Hundred Eighty Seven Thousand One Hundred Thirty Six (687,136) Warrants (the "WARRANTS") of MSC, and to enter into certain agreements in connection with the Warrants, including the Warrant Agreement (as defined herein) under which the Warrants are issued, and this Agreement.



                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties to this Agreement hereby agree as follows:

1. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         COMMISSION -- shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         EXCHANGE ACT -- shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor federal statute.

         HOLDER -- shall mean each Purchaser and any person holding Registrable Securities to which the rights under this Agreement have been transferred by a Purchaser or any subsequent Holder in accordance with Section 5.2.

         INITIATING HOLDERS -- shall mean any Holders (or their assignees under Section 5.2 hereof) who in the aggregate hold not less than fifty-one percent (51%) of the Registrable Securities, and, after any other Holder or Holders have joined in a request by Initiating Holders in accordance with Section 3.1(b) hereof, shall include such other Holder or Holders.

         MERKERT AGREEMENT -- shall mean the Registration Rights Agreement dated as of December 18, 1998 by and among MSC and the former stockholders of Merkert Enterprises, Inc., a Massachusetts corporation.

         MONROE AGREEMENT -- shall mean the Registration Rights Agreement dated as of August 18, 1999 by and among MSC, Monroe & Company, LLC, Gerald R. Leonard and the other stockholders of MSC named therein.

         OTHER SHAREHOLDERS -- shall mean officers and members of the board of directors of MSC holding securities of MSC and holders of securities of MSC who are entitled, by contract with MSC, to have securities included in a registration.

         PERSON -- means an individual, partnership, corporation, limited liability company, joint venture, trust, unincorporated organization or a government or agency or political subdivision thereof.

         PURCHASER'S INTEREST -- shall mean all of such Purchaser's stock (other than the Warrant) in MSC issued or issuable to the Purchaser pursuant to the Warrant Agreement.

         The terms REGISTER, REGISTERED and REGISTRATION shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the effectiveness of such registration statement.

         REGISTRABLE SECURITIES -- shall mean each Purchaser's Interest and any other security or securities distributable on, with respect to, or in substitution of each Purchaser's Interest, including, but not limited to, any security issued as a result of the conversion of either Purchaser's Interest into equity of a corporation.

         REGISTRATION EXPENSES -- shall mean all expenses incurred by MSC in compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for MSC and one special counsel for all holders chosen by the holders of a majority of the securities included in such registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of MSC, which shall be paid in any event by MSC).

         RMSI AGREEMENT -- shall mean the Registration Rights Agreement dated as of August 18, 1999 by and among MSC and the former stockholders of Richmont Marketing Specialists Inc., a Delaware Corporation.

         SECURITIES ACT -- shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall



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be in effect at the time. Reference to a particular section of the Securities
Act shall include a reference to the comparable section, if any, of any such successor federal statute.

         SELLING EXPENSES -- shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         WARRANT AGREEMENT -- shall mean the Warrant Agreement between the Purchaser and MSC dated as of the date hereof, as may be amended, modified or supplemented from time to time.

2. REQUESTED REGISTRATION

         2.1. REQUEST FOR REGISTRATION. If at any time, MSC shall receive from Initiating Holders a written request that MSC effect a registration with respect to all of the unregistered Registrable Securities, MSC will, without limiting any other rights under this Agreement:

                  (a) Promptly give written notice of the proposed registration to all other Holders; and

                  (b) As soon as practicable, use its commercially reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given by such Holder or Holders within twenty (20) days after receipt of such written notice from MSC; provided that MSC shall be entitled to delay any such requested registration for one period of not more than ninety
(90) days in any twelve (12) month period if MSC is advised in writing by the lead underwriter (if any) of the proposed registered offering that the timing of the proposed registration is likely to have material adverse effect on the market for MSC's existing registered securities or if MSC's Board of determines in good faith that the proposed registration would require disclosure of material developments in MSC's business which have not yet been publicly disclosed and the disclosure of which could have a materially adverse effect on such pending developments or on MSC's business as a whole; and, provided further, that MSC shall not be obligated to effect, or to take any action to effect, any such registration pursuant to Section 2.1(a):

                           (i) After MSC has effected one (1) such registration
pursuant to Section 2.1 and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have closed; provided, however, that any such registration shall not be counted as a registration for purposes of Section 2.1 if any Registrable Securities remain unregistered following such registration as a result of Section 2.2 hereof; or

                           (ii) If MSC delivers written notice to the Initiating
Holders, within thirty (30) days after receipt of their request under this
Section 2.1, that MSC intends to file a registration statement within ninety
(90) days after the date of such notice, and if such intended



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registration includes the Registrable Securities requested to be registered by the Initiating Holders and is thereafter filed by MSC within such 90-day period, is declared or ordered effective and the sale of securities (including the securities of the Initiating Holders) by MSC thereunder is closed; provided, however, that nothing in this clause (ii) shall prevent the Initiating Holders from filing a further request under this Section 2.1 following the closing of MSC's registered offering or following the expiration of such 90-day period without MSC's proposed registered offering having closed, unless (and then only to the extent that) such further request is otherwise prohibited by any other provision of this Section 2.1; and

                  (c) Subject to Section 2.1(b), file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.2 below, include other securities of MSC which are held by Other Shareholders.

         2.2. UNDERWRITING.

                  (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise MSC as a part of their request made pursuant to Section 2.1 and MSC shall include such information in the written notice referred to in
Section 2.1(a) above. The right of any Holder to registration pursuant to
Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the other Initiating Holders and such Holder) to the extent provided herein.

                  (b) If Other Shareholders request inclusion of securities in the registration, the Initiating Holders shall, on behalf of all Holders, offer to include the securities of such Other Shareholders in the underwriting and may condition such offer on their acceptance of all applicable provisions of this Agreement. MSC shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to MSC.

                  (c) Notwithstanding any other provision of Section 2 hereof, if the representative of the underwriter or underwriters advises the Initiating Holders in writing that marketing factors make it advisable to impose a limitation on the number of securities to be underwritten by the Initiating Holders and persons other than the Initiating Holders (collectively, "Selling Stockholders"), MSC may reduce the number of securities to be included in the registration to a number deemed satisfactory by the managing underwriter; provided, however that the securities to be excluded shall be determined in the following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights, securities held by any Selling Stockholder (not including the Holders) participating in such offering pursuant to the exercise of contractual piggyback registration, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders), and securities MSC proposed to sell and other securities of MSC included in such registration, in



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accordance with their respective rights; and second, securities held by any
Holder participating in such registration pursuant hereto, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders).

                  (d) If any Holder of Registrable Securities or Other Shareholder disapproves of the terms of the underwriting, such party may elect to withdraw therefrom by written notice to MSC, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

                  (e) If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, MSC may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

3. MSC REGISTRATION.

         3.1. NOTICE OF REGISTRATION. If MSC shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, MSC will:

                  (a) Promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which MSC intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (b) Include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after receipt of the written notice from MSC described in Section 3.1(a) above, except as set forth in Section 3.2 below.

         3.2. UNDERWRITING. If the registration of which MSC gives notice is for a registered public offering involving an underwriting, MSC shall so advise the Holders as part of the written notice given pursuant to Section 3.1(a). In such event, the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with MSC and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by MSC.

                  (a) Notwithstanding any other provision of Section 3 hereof, if the underwriter determines that marketing factors require a limitation on the number of securities to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto; provided, however, that the securities to be excluded shall be determined in the following order of priority, (1) if such registration is demanded under the Monroe Agreement or the RMSI Agreement, first, securities held by any Selling Stockholder not having contractual, incidental registration rights; second, securities held by any Selling Stockholder (including the Holders, but excluding the "Holders" referenced in the Merkert Agreement, the Monroe Agreement and the RMSI Agreement) participating in such offering pursuant to the exercise of contractual piggyback rights; third, securities MSC proposed to sell and other securities of MSC included in a registration initiated pursuant to the demand registration rights of a Selling Stockholder other than MSC; fourth, securities held by the "Holders" referenced in the Merkert Agreement, the Monroe Agreement and the RMSI Agreement participating in such offering pursuant to the exercise of contractual piggyback rights and, as applicable, in the case of the Monroe Agreement and the RMSI Agreement, pursuant to the exercise of demand registration rights, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders), and (2) for any other such registration, first, securities held by any Selling Stockholder not having contractual, incidental registration rights; second, securities held by any Selling Stockholder participating in such offering pursuant to the exercise of contractual piggyback rights.

                  (b) If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such party may elect to withdraw therefrom by written notice to MSC and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         3.3. EXPENSES OF REGISTRATION. MSC shall bear all Registration Expenses incurred in connection with any registration, qualification and compliance by MSC pursuant to Sections 2 and 3 hereof. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their securities so registered.

         3.4. REGISTRATION PROCEDURES. In the case of each registration effected by MSC pursuant to this Agreement or otherwise, MSC will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, MSC will:

                  (a) Prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause each such registration statement to become and remain effective until the earlier of (1) the date on which all of the Registrable Securities covered by such registration statement have been disposed of by the Holder or Holders thereof in accordance with the intended methods of disposition thereof described in the registration statement (each Holder or Holders thereof hereby agreeing to inform MSC upon the completion of the disposition of their respective Registrable Securities); or (2) the expiration of One Hundred eighty (180) days after the effective date of such registration statement (as the period may be extended pursuant to the last paragraph of this Section 3.4);

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Section 4.6(a) hereof and to comply during such period with the obligations of a registrant under the Securities Act (including, without limitation, provisions relating to the disposition of all



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securities covered by such registration statement in accordance with the intended methods of disposition by the Holders set forth in such registration statement);

                  (c) Furnish to each Holder of Registrable Securities covered by such registration statement and each underwriter thereof, if any, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any supplemental prospectus) and of any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such Holder and underwriter may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                  (d) Use commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Holder thereof and any underwriter thereof shall reasonably request, and to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that MSC shall not for any such purpose be required to qualify generally to do business as a foreign business entity in any jurisdiction wherein it would not but for the requirements of Section 3.4(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction (unless MSC is subject to service in such jurisdiction and except as may be required by the Securities Act);

                  (e) Upon request, furnish each Holder of Registrable Securities covered by such registration statement a signed counterpart, addressed to such Holder, of an opinion of counsel for MSC, dated the effective date of such registration statement (or, if such registration statement includes an underwritten public offering, dated the date of closing under the underwriting agreement), with opinions of issuer's counsel as customarily delivered in connection with public offerings;

                  (f) Promptly notify each Holder of Registrable Securities covered by such registration statement and each underwriter thereof, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon MSC's discovery that, or upon the happening of any event of which MSC has knowledge as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder or underwriter promptly prepare, file and furnish to such Holder or underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (g) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available (within the meaning of Section 11(a) of the Securities Act and the regulations thereunder) to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the regulations thereunder;

                  (h) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (i) Use commercially reasonable efforts to list all securities covered by such registration statement on each securities exchange on which any of MSC's securities are then listed or, if they are not then listed on any national securities exchange but included in NASDAQ, the NASDAQ Small Cap Market or the NASDAQ National Market, use diligent efforts to have such securities included in NASDAQ, the NASDAQ Small Cap Market or the NASDAQ National Market, as the case may be;

                  (j) In connection with each such registration, give the Holders of Registrable Securities to be registered therein, their underwriters, if any, and up to one designated counsel and one designated accounting firm to represent the interests of such Holders, at the expense of such Holders, the reasonable opportunity to participate in the preparation prior to filing of the related registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto;

                  (k) Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of MSC, and cause MSC's officers, directors, employees and independent accountants to be available on a reasonable basis and cooperate with such parties' "due diligence" and to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement, provided that MSC may refrain from disclosing any proprietary or other information that is not material to MSC's financial condition or results of operations;

                  (l) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any MSC securities included in such registration statement for sale in any jurisdiction, MSC will use commercially reasonable efforts promptly to obtain the withdrawal of such order; and

                  (m) Furnish (or cause to be furnished) to each Holder of Registrable Securities covered by such registration statement, all undertakings, agreements, certificates, opinions and "comfort letters" of the sort customarily provided to the managing underwriters of an underwritten public offering.

         The Holder(s) agree that, upon receipt of any notice from MSC of the occurrence of any event of the kind described in Section 3.4(f) hereof, the Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.4(f) hereof and, if so directed by MSC, will deliver to MSC (at MSC's expense) all copies, other than permanent file copies, then in the Holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event MSC shall give any such notice, the 180-day period referred to in Section 3.4(a) hereof shall be extended by the length of the period from and including the date when each Holder of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such Holder has received the copies of the supplemented or amended prospectus contemplated by Section 3.4(f) hereof.

4. INDEMNIFICATION AND CONTRIBUTION.

         4.1. INDEMNITIES.

                  (a) MSC will indemnify, defend and hold harmless each Holder of Registrable Securities included in any registration, qualification and/or compliance contemplated by this Agreement (whether or not the same is consummated), each director, officer, employee, agent, advisor and affiliate of any such Holder, each underwriter of such securities, and each person, if any, who controls each such Holder and underwriter within the meaning of the Securities Act (each, an "INDEMNIFIED PERSON"), to the fullest extent enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, supplement, amendment, offering circular or other document related to any registration, qualification or compliance or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) of the Securities Act or other securities laws in connection with any such registration, qualification or compliance, and will reimburse each such Indemnified Person for any legal or any other expenses reasonably incurred in connection with investigating and/or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability, action or violation, provided that MSC will not be liable in any such case to any such Indemnified Person if, but only to the extent that, any such claim, loss, damage, liability, action, violation or expense arises out of or results from any untrue statement in or omission from written information furnished to MSC by such Holder or any director, officer, employee, agent, advisor or affiliate thereof expressly for use.

                  (b) Each Holder will, if securities held by such Holder are included in a registration effected pursuant to this Agreement, severally (and not jointly) indemnify, defend and hold harmless MSC, each of its directors and officers who signs the related registration statement, and each person, if any, who controls MSC within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, supplement, amendment, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse MSC and such directors, officers or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending (and/or preparing for any investigation or defense of) any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in (or omitted from) such registration statement, prospectus, supplement, amendment, offering circular or other document in reliance upon and in conformity with written information furnished to MSC by such Holder or any director, officer, employee, agent, advisor or affiliate thereof expressly for use therein, provided that the liability of any such Holder under Section 4 hereof shall be limited to the net sales proceeds actually received by such Holder as a result of the sale by it of securities in such registration. The covenants contained in Section 4 hereof shall survive the date upon which none of the Registrable Securities shall be held by a Purchaser or be outstanding and the termination of this Agreement.

         4.2. PROCEDURES. Each party entitled to indemnification under Section 4 hereof (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense (unless the Indemnified Party shall have been advised by counsel that actual or potential differing interests or defenses exist or may exist between the Indemnifying Party and the Indemnified Party, in which case such expense shall be paid by the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under Section 4 hereof unless such failure to give notice is materially prejudicial to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         4.3. CONTRIBUTION. If the indemnification provided for in this Section 4 is for any reason, other than pursuant to the terms thereof, held to be unavailable or insufficient to an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party such Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the Indemnifying Party and such Indemnified Party from the offering of Registrable Securities. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by such party bears to the total net proceeds from the offering received by all parties. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by MSC or a Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. MSC and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.3 were determined by pro rata allocation or by any other method of allocation taking into account the equitable considerations referred to above in this Section 4.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section
4.3 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Exchange Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         4.4. INDEMNIFICATION PAYMENTS. The indemnification required by Section 4 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

5. INFORMATION; LIMITATIONS; REPORTING, ETC.

         5.1. INFORMATION BY HOLDER. Each Holder of Registrable Securities, and each Other Shareholder holding securities included in any registration, shall furnish to MSC such information regarding such Holder or Other Shareholder as MSC may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         5.2. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, MSC agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by MSC for an offering of its securities to the general public;

                  (b) Use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of MSC under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (c) Furnish to the Holder(s) promptly upon request a written statement by MSC as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement in connection with an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of MSC, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         5.3. TRANSFER OF REGISTRATION RIGHTS. The rights to cause MSC to register securities granted by MSC under this Agreement may be assigned by any Holder to a transferee or assignee, of all or part of such Purchaser's Interest provided that MSC is given prior written notice, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and provided further that such transfer is effected in compliance with the provisions of the Warrant Agreement related to transfer of the warrants described therein; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement as a Holder hereunder.

6. MISCELLANEOUS.

         6.1. ASSIGNMENT OF RIGHTS. The provisions of this Agreement shall be binding upon and inure to the benefit of any permitted successor or assign.

         6.2. ENFORCEMENT. The parties hereto agree that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedies which the parties hereto may have.

         6.3. SEVERABILITY OF PROVISIONS. If any one or more provisions of this Agreement shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Agreement.

         6.4. AMENDMENTS. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated, except by written instrument signed by MSC and the Holders of greater than fifty percent (50%) of the Registrable Securities, provided that supplements to this Agreement which solely add a transferee of a Holder as a party to this Agreement as contemplated by Section
5.2 shall not require such a consent of the Holders.

         6.5. NOTICES. All communications hereunder shall be in writing, shall be delivered by United States mail (postage prepaid), nationwide overnight courier, or facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission), and

                           (i)      if to MSC, at

                                    MARKETING SPECIALISTS CORPORATION
                                    17885 Dallas Parkway
                                    Suite 200
                                    Dallas, TX 75287
                                    Attention: President and General Counsel
                                    Telephone: 972-349-6200
                                    Facsimile: 972-349-6400
                  or such other address as MSC shall designate to the Purchaser and each other party to this Agreement in writing; and

                           (ii)     if to the Purchaser, at

                           First Union Investors, Inc.
                           301 S. College Street
                           Charlotte, NC 28202
                           Attention: Tracey Chaffin
                           Telephone: 704-374-4791
                           Facsimile: 704-374-6711

                           and

                           First Union National Bank
                           12th Floor, Widener Building
                           PA 4843
                           One South Penn Square
                           Philadelphia, PA  19107
                           Attention: Robert Brown
                           Telephone: 215-973-1259
                           Facsimile: 215-786-2877

                  or such other address as the Purchaser shall designate to MSC and each other party to this Agreement in writing.

         Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the facsimile machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

         6.6. ENTIRE AGREEMENT. All prior understandings and agreements between the parties hereto with respect to the transactions contemplated hereby are merged in this Agreement, and this Agreement reflects all the understandings with respect to such transactions.

         6.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (OTHER THAN
ITS CONFLICTS OF LAW PRINCIPLES).

         6.8. WAIVER OF JURY TRIAL, CONSENT TO JURISDICTION, SERVICE OF PROCESS, OTHER FORUMS

                  (a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

                  (b) Consent to Jurisdiction. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN DELAWARE OR ANY DELAWARE STATE COURT AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY SUCH COURT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

                  (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL OR SERVED IN THE MANNER PROVIDED FOR COMMUNICATIONS IN THIS AGREEMENT SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

                  (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR

TO OBTAIN JURISDICTION OVER ANY OTHER PARTY HERETO IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

         6.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         6.10. DESCRIPTIVE HEADINGS. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered, all as of the date and year first above written.


                                       MARKETING SPECIALISTS CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


ACCEPTED:

         FIRST UNION INVESTORS, INC.


         By:
            ---------------------------------
            Name:
            Title: